EXIBIT 24

                              Dated April 15, 1998


                              POWERS OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Charles D. O'Dell, Lawrence E. Hyatt and Robert A. Stern as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the following persons on behalf of the Company in the capacities and on the date indicated above.



      Signature                                 Title
      ---------                                 -----


PRINCIPAL EXECUTIVE OFFICER:

/s/ CHARLES D. O'DELL
- ----------------------------    President and Chief Executive Officer
  Charles D. O'Dell

PRINCIPAL FINANCIAL OFFICER:

/s/ LAWRENCE E. HYATT
- ----------------------------    Senior Vice President and Chief
  Lawrence E. Hyatt               Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

  /s/ ROBERT DRURY
- ----------------------------    Corporate Treasurer
    Robert Drury

      Signature                                 Title
      ---------                                 -----

DIRECTORS:

    /s/ WILLIAM J. SHAW
- ----------------------------    Chairman of the Board
     William J. Shaw

   /s/ CHARLES D. O'DELL
- ----------------------------    Director
    Charles D. O'Dell

     /s/ PIERRE BELLON
- ----------------------------    Director
       Pierre Bellon

    /s/ BERNARD CARTON
- ----------------------------    Director
      Bernard Carton

  /s/ EDOUARD DE  ROYERE
- ----------------------------    Director
     Edouard de Royere

 /s/ JOHN W. MARRIOTT III
- ----------------------------    Director
   John W. Marriott III

   /s/ DOCTOR R. CRANTS
- ----------------------------    Director
     Doctor R. Crants

  /s/ DANIEL J. ALTOBELLO
- ----------------------------    Director
    Daniel J. Altobello